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                                  Exhibit 10.19

          BVI Educational Investment Corporation Cooperative agreement

Part A [ ]Yang Ming-Tan, Wang, Bing-Xiong, Zhang, Chun-Yuan, Shu, Yi-Yun, Wu,
         Shu-Hui, Tzae, Li-Mai, Lee Ching-Ming, Tsai, Ji-Zhi, Tu, Shu-Hui, Wu, Yi-Nan[ ] hereinafter referred as Part A [ ]

Part B [ ]Kid Castle Internet Technology Corporation Limited[ ]hereinafter referred as Part B [ ]

This agreement is made by and between Part B and Part A, in regards to the establishing British Virgin Island Educational Investment Corporation [ ] hereinafter referred to as BVI[ ], both Part A and Part B have mutually agreed to agreement under the terms and conditions specified follow:

1.   The total capitalization of BVI is 170 million US dollars.

The authorized capital stock consists of 40 shares of common stock. The par value of each share is [ ]50,000 US dollars. Six shares of common stock valued at [ ]50,000 issued in technology share.

2. Part A invests 70[ ] of total Shares of BVI in the number of 28 shares. The shareholder lists of Part A are as the follows:[ ]

Yang Ming-Tan - 4 shares       Lee Ching-Ming--2 shares
Wang, Bing-Xiong 4             Tsai, Ji-Zhi -2 shares
Shu, Yi-Yun 3                  Tu, Shu-Hui 2
Zhang, Chun-Yuan 3             Wu, Yi-Nan -2 shares
Wu, Shu-Hui -3 shares
 Tzae, Li-Mai--3 shares

3. Part B invests 30[ ]of total shares of BVI in the number of 12 shares, 15[ ]of which are paid by cash and rest of which are technology shares.

The total payment subscripted by both parties shall be paid in three stages as the following terms and conditions:[ ]

(1) The first payment shall be paid by check on May 31, 2001 [ ] 40 [ ] of total shares [ ]

(2) The second payment shall be paid by check on August 31, 2001 [ ] 30 [ ] of total shares[ ]

(3) The third payment shall be paid by check on November 30, 2001 [ ] 30 [ ] of total shares [ ]

4.   The business operation items of BVI are as the followings:

(1) Kindergarten

(2) School of further education

(3) Operation of elementary school

5. Part A authorize Part B to manage all the schools of Part A. Mutual parties agree that BVI allot 15 [ ] shares to Part B, whereby Part B is required to be responsible for the management

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     and operation of BVI, including the following requirements for kindergarten, school of further education and operation of elementary school:

      (1) Planning and searching for the location

      (2) Purchase of hardware and software

      (3) Personnel training, hiring and managing

      (4) Management of Teaching systematic

      (5) Management of administrative affairs of school

      (6) Planning and designing marketing activities

      (7) Cooperation with different businesses

      (8) Risk management

      (9) Promotion of competitive ability

6. In order to maintain long-term development of BVI, mutual parties agree the following terms and conditions:

      (1) Basic obligation of contract

      Mutual parties shall cooperate to operate BVI in good faith.

      (2) Finance

           a) BVI shall have independent financial statement and system.

           b) BVI shall also have independent financial statement and system for each school.

           c) After establishing each school (School), BVI shall appoint personnel to manage the financial system of School.

           d) Supervisor shall audit the financial statement of School monthly.

           e) Supervisor shall report to Board of Director half a year.

           f) BVI shall appoint a qualified auditor to monitor the financial statement and system of School.

      (3) Personnel

           a) All the regulations in regards to personnel formulated by BVI shall not violate the local laws.

           b) After receiving technology shares, Part B shall not accept the additional salaries for its services made to BVI.

           c) BVI shall appoint numbers of professional managers in each new school.

           d) BVI shall appoint district managers in each schools in accordance with the actual operation after establishment of BVI.

           e) Except for special regulations, BVI shall employ the foreigners as English teachers in each new school.

           f) All the benefits of employees shall follow up the regulations of People Republic of China.

      (4) Preferential terms

           a) Part B shall not demand additional franchise fee for each new schools if both parties establish such school.

           b) If party B wishes to establish new investment opportunity, party A has the right of first refusal. Party A will have its representative to survey the operating location, and, after the agreement of the Board of Directors on such investment, fundraising may commence with the shareholders. If Party A wishes not to participate in such investment, Party B may seek other parties for fund raise.

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           c) If Party B is in an agreement with another company to establish a joint-venture company, Party B shall have more than 25% of technology shares without any cash investment.

           d) If any members in Party A have investment in another Kid Castle franchise, such member shall receive a 20% franchise fee discount from Party B.

           e) If Party B shall have any fundraising opportunities, Party A shall have the right of first refusal or discount price.

7.   Shareholder Meeting

     (1) Shareholders' Annual Meeting shall be held once a year within six months after the end of the fiscal year, date determined by the Board of Directors. Shareholder special meeting shall be held as necessary.

     (2) The CEO shall chair the shareholders' meeting. If the CEO cannot chair the meeting, a director shall represent the CEO.

     (3)  Stipulations of transference of shares within 5 years:

           a) All shareholders shares are restricted from any transference for one (1) year.

           b) The five (5) year shares can only be transferred to original current shareholders.

           c) After the five (5) years restriction, current shareholder shall have the priority of first investment.

8.   Board of Directors Meetings

     (1) The Board of Director shall consist of five Directors and one Supervisor. The Director and Supervisor shall reelect annually.

     (2) Two types of Board of Director Meeting. Fixed Board Meeting shall meet once every three months. Special meetings will be held as necessary.

     (3) Board of Director shall decide the operation and other material business of BVI.

     (4)  Board of Director

           a) To perform in accordance with the corporate bylaws of the Republic of China.

           b)  Other responsibilities are determined as:

              (1) Sign-off on school location.

              (2) Assistance in general school schedule planning

              (3) Assistance in marketing and recruitment of students.

              (4) Assistance in general school environment planning.

              (5) Assistance in school service quality training.

     (5)  Responsibility of Board of Supervisor

           a) To perform in accordance with the corporate bylaws of the Republic of China.

           b) Review of the company financial situation/statements.

           c) Review of company operation status.

           d) To attend the shareholders meeting but has no right to vote.

      (6) In order to move on the operation of BVI smoothly, Board of Director shall fully authorize professional manager certain right to operate the business.

9. The bonus of business execution and compensation of traveling expense shall be made by the resolution of board of director.

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10.  The percentage of profit and accumulation shall be the following:

      (1) If there is any profit in final accounting of revenue and expenditure annually, BVI shall provide the dividend in tax to compensate the deficit last year and then provide 20?of the profit as a statutory accumulation. If there is any profit after paying all the deficit and statutory accumulation, Board of Director shall chair a special meeting to allot the profit to shareholders and employees.

      (2) If there is any possibility to increase the capitalization of BVI, Board of Director shall increase the capitalization in accordance with the shares holding percentage of each shareholder.

11. This Agreement may be amended by mutual agreement, all of which shall be deemed to be part of this Agreement.

12. The explanation and execution of the terms and conditions stated in this Agreement shall use the Laws of Republic of China as basis.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date of May 16, 2001.

Part A:

By:
Name: YANG MING-TAN [ ] SEALED [ ]
ID No.: F120715848

Name: WANG, BING-XIONG [ ] SEALED [ ]
ID No.: F122105920

Name: ZHANG, CHUN-YUAN [ ] SEALED [ ]
ID No.: J220514935

Name: SHU, YI-YUN [ ] SEALED [ ]
ID No.: C200000523

Name: WU, SHU-HUI [ ] SEALED [ ]
ID No.: F221769226

Name: TZAE, LI-MAI [ ] SEALED [ ]
ID No.: A220525949

Name: LEE CHING-MING [ ] SEALED [ ]
ID No.: K120510276

Name: TSAI, JI-ZHI [ ] SEALED [ ]
ID No.: F120142845

Name: TU, SHU-HUI [ ] SEALED [ ]

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ID No.: C220333069

Name: WU, YI-NAN [ ] SEALED [ ]
ID No.: H101716363

Part B:

By: Kid Castle Internet Technology Corporation

Name: WANG KUO-AN [ ] SEALED [ ]
ID No.: A121216965

Witness: ATTORNEY TAI E [ ] SEALED [ ]

Address: 9th floor, 112 Chang-an East Road, Sec. 2, Taipei City.
Telephone No. : (02) 2506-1023 (operator)